Update to Natus Medical Fourth Quarter and Full Year 2019 Financial Results

•	Fourth quarter GAAP earnings per diluted share changed to $0.09 from $0.10

•	Full year GAAP loss per diluted share changed to $0.47 from $0.42

•	Fourth quarter non-GAAP earnings per diluted share remained $0.46

•	Full year non-GAAP earnings per diluted share changed to $1.21 from $1.24

PLEASANTON, Calif. (March 2, 2020) - Natus Medical Incorporated (NASDAQ:NTUS) (the “Company” or “Natus”), a leading provider of medical device solutions focused on the diagnosis and treatment of central nervous and sensory system disorders for patients of all ages, today announced an update to its previously announced financial results for the three months and full year ended December 31, 2019. After the release of its financial results on February 6, 2020, the Company identified and made certain immaterial corrections and related tax effects to its previously reported results. Some of these adjustments relate to quarters previously reported in 2019.

The adjustments resulted in a GAAP net income of $3.0 million for the fourth quarter of 2019 (compared to $3.2 million previously reported) or $0.09 per diluted share (compared to $0.10 previously reported) and a non-GAAP net income of $15.6 million (compared to $15.4 million previously reported) or $0.46 per diluted share (which remained the same as previously reported).

The adjustments resulted in a GAAP net loss of $15.7 million for the full year 2019 (compared to $14.1 million previously reported) or $0.47 per diluted share (compared to $0.42 previously reported) and non-GAAP net income of $40.8 million (compared to $42.0 million previously reported) or $1.21 per diluted share (compared to $1.24 previously reported).

Use of Non-GAAP Financial Measures

The Company presents in this release its non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin and non-GAAP operating margin results which exclude amortization expense associated with certain acquisition-related intangibles, restructuring charges, certain discrete items, direct costs of acquisitions, and the related tax effects. A reconciliation between non-GAAP and GAAP financial measures is included in this press release.

The Company believes that the presentation of results excluding these charges or gains provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and better reflects the ongoing economics of the Company's operations. The Company believes these non-GAAP financial measures facilitate comparison of operating results across reporting periods.

Specifically, the Company excludes the following charges, gains, and their related tax effects in the calculation of non-GAAP net income, non-GAAP earnings per share and non-GAAP operating expense: 1) Non-cash amortization expense associated with certain acquisition-related intangibles. The charges reflect an estimate of the cost of acquired intangible assets over their estimated useful lives. 2) Restructuring and other non-recurring charges. The Company has over time completed multiple acquisitions of other companies and businesses. Following an acquisition the Company will, as it determines appropriate, initiate restructuring events to eliminate redundant costs. Restructuring expenses, which are excluded in the non-GAAP items, are exclusively related to permanent reductions in our workforce and redundant facility closures. Other non-recurring costs are associated with the transition of the executive management team. These costs can include stock compensation from accelerated vesting of stock, severance payouts and related payroll expenses. 3) Certain discrete items. These items represent significant infrequent charges or gains that management believes should be viewed outside of normal operating results, and each significant discrete transaction is evaluated to determine whether it should be excluded from non-GAAP reporting. These items are specifically identified when they occur. 4) Direct costs of acquisitions. These are direct acquisition-related costs that occur when the Company makes an acquisition, such as professional fees, due diligence costs, and earn-out adjustments.

The Company applies GAAP methodologies in computing its non-GAAP tax provision by determining the annual expected effective tax rate after taking into account items excluded for non-GAAP financial reporting purposes.  The Company’s non-GAAP tax expense and its non-GAAP effective tax rate are generally higher than its GAAP tax expense and GAAP effective tax rate because the income subject to taxes would be higher due to the effect of the expenses excluded from non-GAAP financial reporting. The nature of each quarterly discrete transaction will be evaluated to determine whether it should be excluded from non-GAAP reporting.

The Company's management uses these non-GAAP financial measures in assessing the Company's performance and when planning, forecasting, and analyzing future periods and the Company believes that investors also benefit from being able to refer to these non-GAAP financial measures along with the GAAP operating results. These non-GAAP financial measures also facilitate management's internal comparisons to the Company's historical performance. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated.

About Natus Medical Incorporated

Natus is a leading provider of medical device solutions focused on the diagnosis and treatment of central nervous and sensory system disorders for patients of all ages.

Additional information about Natus Medical can be found at www.natus.com.

Forward-Looking Statements

This press release contains forward-looking statements, which are generally statements that are not historical facts. Forward-looking statements can be identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will”, “outlook” and similar expressions. Forward-looking statements are based on management's current plans, estimates, assumptions and projections, and speak only as of the date they are made. These forward-looking statements include, without limitation, statements regarding the Company's ability to achieve improvements in operational efficiency and to execute its strategic plans and the anticipated performance and product offerings of the Company's business units. These statements relate to current estimates and assumptions of our management as of the date of this press release and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements are only predictions and the actual events or results may differ materially. Natus cannot provide any assurance that its future results or the results implied by the forward-

looking statements will meet expectations. The Company's future results could differ materially due to a number of factors, including the ability of the Company to realize the anticipated benefits from its new structure or from its consolidation strategy, effects of competition, the Company's ability to successfully integrate and achieve its profitability goals from recent acquisitions, the demand for Natus products and services, the impact of adverse global economic conditions and changing governmental regulations, including foreign exchange rate changes, on the Company's target markets, the Company's ability to expand its sales in international markets, the Company's ability to maintain current sales levels in a mature domestic market, the Company's ability to control costs, risks associated with bringing new products to market, and the Company's ability to fulfill product orders on a timely basis, as well as those factors identified under the heading Item 1A “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Natus disclaims any obligation to update information contained in any forward looking statement, except as required by law.

Natus Medical Incorporated
Drew Davies
Executive Vice President and Chief Financial Officer
(925) 223-6700
InvestorRelations@Natus.com

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Quarter Ended		Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Revenue	$131,416	$140,991	$495,175	$530,891
Cost of revenue	49,259	58,103	196,551	217,952
Intangibles amortization	1,679	2,689	6,916	8,924
Gross profit	80,478	80,199	291,708	304,015
Gross profit margin	61.2%	56.9%	58.9%	57.3%
Operating expenses:
Marketing and selling	32,268	34,206	129,109	136,680
Research and development	17,567	15,296	58,733	61,482
General and administrative	15,261	13,632	59,649	70,599
Intangibles amortization	3,844	9,151	15,144	22,585
Restructuring	3,592	23,049	44,739	37,231
Total operating expenses	72,532	95,334	307,374	328,577
Income (loss) from operations	7,946	(15,135)	(15,666)	(24,562)
Interest expense	(775)	(1,545)	(4,835)	(6,785)
Other income (expense)	105	(1,209)	(756)	(913)
Income (loss) before tax	7,276	(17,889)	(21,257)	(32,260)
Provision for income tax expense (benefit)	4,266	(6,256)	(5,586)	(9,325)
Net income (loss)	$3,010	$(11,633)	$(15,671)	$(22,935)
Earnings (loss) per share:
Basic	$0.09	$(0.35)	$(0.47)	$(0.69)
Diluted	$0.09	$(0.35)	$(0.47)	$(0.69)
Weighted-average shares:
Basic	33,691	33,495	33,696	33,111
Diluted	33,829	33,495	33,696	33,111

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	December 31,	September 30,	December 31,
	2019	2019 (1)	2018
ASSETS

Current assets:
Cash and investments	$63,297	$63,062	$56,373
Accounts receivable	115,889	108,964	127,041
Inventories	71,368	75,311	79,736
Other current assets	19,195	27,302	22,625
Total current assets	269,749	274,639	285,775

Property and equipment	24,702	25,095	22,913
Operating lease right-of-use assets	15,046	16,059	—
Goodwill and intangible assets	261,166	265,152	287,097
Deferred income tax	30,355	21,955	22,639
Other assets	21,509	25,984	19,716
Total assets	$622,527	$628,884	$638,140

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$27,253	$30,097	$28,805
Current portion of long-term debt	35,000	35,000	35,000
Accrued liabilities	54,451	56,657	52,568
Deferred revenue	20,246	19,242	17,073
Current portion of operating lease liabilities	5,871	5,901	—
Liabilities and accrued impairment held for sale	—	—	—
Total current liabilities	142,821	146,897	133,446

Long-term liabilities:
Long-term debt	19,665	34,618	69,474
Deferred income tax	14,251	8,129	16,931
Operating lease liabilities	12,051	13,112	—
Other long-term liabilities	17,616	20,200	19,845
Total liabilities	206,404	222,956	239,696
Total stockholders’ equity	416,123	405,928	398,444
Total liabilities and stockholders’ equity	$622,527	$628,884	$638,140

(1) During the fourth quarter of 2019, we corrected certain previously reported financial information for the quarter September 30, 2019 related to accounting for certain research and development activities in an arrangement with a third party, certain immaterial invoice accruals, adjustments resulting from physical inventory observations, and the income tax impacts of the adjustments to these expenses. The immaterial adjustments resulted in an increase in inventory of $0.2 million, a decrease in prepaid expenses and other assets of $0.4 million, and a decrease in retained earnings of $0.2 million for the quarter ended September 30, 2019.

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Quarter Ended		Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operating activities:
Net income (loss)	$3,010	$(11,633)	$(15,671)	$(22,935)
Adjustments to reconcile net loss to net cash provided by operating activities:
Provision for losses on accounts receivable	90	1,038	1,584	6,909
Depreciation and amortization	7,776	8,211	30,722	33,863
Goodwill impairment	—	14,846	—	14,846
(Gain) loss on disposal of property and equipment	(33)	336	449	746
Warranty reserve	298	2,095	2,886	2,168
Share-based compensation	1,975	1,605	8,352	17,051
Impairment of intangible assets	—	8,192	—	8,192
Impairment charge for sale of entity	—	—	24,571	—
Changes in operating assets and liabilities:
Accounts receivable	(7,473)	(8,154)	9,817	(5,199)
Inventories	9,259	(2,260)	7,185	(7,443)
Prepaid expenses and other assets	7,041	9,280	(2,486)	(5,118)
Accounts payable	(3,443)	7,904	(1,367)	4,105
Accrued liabilities	(5,083)	(3,495)	(4,010)	(2,527)
Deferred revenue	1,021	331	3,392	2,076
Deferred income tax	(2,291)	(14,231)	(5,364)	(13,714)
Net cash provided by operating activities	12,147	14,065	60,060	33,020
Investing activities:
Acquisition of businesses, net of cash acquired	—	—	—	151
Purchases of property and equipment	(1,454)	(2,748)	(5,326)	(7,875)
Purchase of intangible assets	—	(28)	(13)	(665)
Net cash used in investing activities	(1,454)	(2,776)	(5,339)	(8,389)
Financing activities:
Proceeds from stock option exercises and ESPP	1,442	933	3,635	11,448
Repurchase of common stock	—	—	—	(5,630)
Taxes paid related to settlement of equity awards	(93)	(10)	(1,689)	(5,183)
Principal payments of financing lease liability	(74)	—	(478)	—
Contingent consideration earn-out	—	—	—	(147)
Payments on borrowings	(15,000)	(10,000)	(50,000)	(50,000)
Net cash used in financing activities	(13,725)	(9,077)	(48,532)	(49,512)
Exchange rate changes effect on cash and cash equivalents	3,267	(279)	735	(7,696)
Net decrease in cash and cash equivalents	235	1,933	6,924	(32,577)
Cash and cash equivalents, beginning of period	63,062	54,440	56,373	88,950
Cash and cash equivalents, end of period	$63,297	$56,373	$63,297	$56,373

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Quarter Ended		Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
GAAP based results:
Income (loss) before provision for income tax	$7,276	$(17,889)	$(21,257)	$(32,260)

Non-GAAP adjustments:
Intangibles amortization (COGS)	1,679	2,689	6,916	8,924
Recall accrual and remediation efforts (COGS)	(492)	163	(425)	1,538
Restructuring and other non-recurring costs (COGS)	—	(548)	989	326
Direct costs of acquisitions (COGS)	(159)	(439)	881	3,443
Intangibles amortization (OPEX)	3,844	9,151	15,145	22,591
Recall accrual and remediation efforts (R&D)	—	1,328	—	6,203
Restructuring and other non-recurring costs (OPEX)	6,759	23,156	20,653	41,476
Restructuring and other non-recurring costs (OI&E)	(103)	—	28,115	366
Direct costs of acquisitions (OPEX)	617	273	1,573	4,399
Extraordinary annual meeting expenses	—	—	—	2,230
Litigation (OPEX)	185	310	887	1,306
Non-GAAP income before provision for income tax	19,606	18,194	53,477	60,542

Income tax expense, as adjusted	$3,996	$3,692	$12,662	$13,049

Non-GAAP net income	$15,610	$14,502	$40,815	$47,493
Non-GAAP earnings per share:
Basic	$0.46	$0.43	$1.21	$1.43
Diluted	$0.46	$0.43	$1.21	$1.42

Weighted-average shares used to compute
Basic non-GAAP earnings per share	33,691	33,495	33,696	33,111
Diluted non-GAAP earnings per share	33,829	33,658	33,800	33,455

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Quarter Ended		Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
GAAP Gross Profit	$80,478	$80,199	$291,708	$304,015
Amortization of intangibles	1,679	2,689	6,916	8,924
Direct cost of acquisitions	(159)	(439)	881	3,443
Recall accrual and remediation efforts	(492)	163	(425)	1,538
Restructuring and other non-recurring costs	—	(548)	989	326
Non-GAAP Gross Profit	$81,506	$82,064	$300,069	$318,246
Non-GAAP Gross Margin	62.0%	58.2%	60.6%	59.9%

GAAP Operating Income (Loss)	$7,946	$(15,135)	$(15,666)	$(24,562)
Amortization of intangibles	5,523	11,840	22,061	31,515
Recall accrual and remediation efforts	(492)	1,491	(425)	7,741
Litigation	185	310	887	1,306
Restructuring and other non-recurring costs	6,759	22,608	49,860	41,802
Direct cost of acquisitions	458	(166)	2,454	7,842
Extraordinary annual meeting expenses	—	—	—	2,230
Non-GAAP Operating Profit	$20,379	$20,948	$59,171	$67,874
Non-GAAP Operating Margin	15.5%	14.9%	11.9%	12.8%

GAAP Income Tax Benefit (Expense)	$4,266	$(6,256)	$(5,586)	$(9,325)
Effect of accumulated change of pretax income	643	24,704	9,489	20,003
Effect of change in annual expected tax rate	(692)	(16,719)	(2,432)	(2,599)
Repatriation tax adjustment	—	2,576	(177)	2,676
Stock-based compensation adjustment	—	79	—	1,701
Valuation allowance for GAAP purposes	—	(15)	—	1,270
Restructuring and other expenses	(221)	(677)	11,368	(677)
Non-GAAP Income Tax Expense	$3,996	$3,692	$12,662	$13,049

	Three Months Ended	Year Ended
	March 31, 2020	December 31, 2020
GAAP EPS Guidance	$0.06 - $0.12	$0.89 - $0.99
Amortization of intangibles	0.16	0.64
Restructuring and other non-recurring costs	0.01	0.02
Tax effect	(0.04)	(0.10)
Non-GAAP EPS Guidance	$0.19 - $0.25	$1.45 - $1.55

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
GROSS PROFIT MARGIN BY END MARKETS (unaudited)
(in thousands)

	Quarter Ended		Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Neuro:
Revenue	$81,057	$73,664	$287,236	$279,787
Cost of revenue	28,929	28,273	104,336	107,845
Intangibles amortization	883	980	3,702	4,487
Gross profit	$51,245	$44,411	$179,198	$167,455
Gross profit margin	63.2%	60.3%	62.4%	59.9%

Newborn care:
Revenue	$27,807	$35,174	$110,912	$133,872
Cost of revenue	10,073	13,634	45,283	57,054
Intangibles amortization	64	953	257	1,311
Gross profit	$17,670	$20,587	$65,372	$75,507
Gross profit margin	63.5%	58.5%	58.9%	56.4%

Hearing & balance:
Revenue	$22,552	$32,153	$97,027	$117,232
Cost of revenue	10,257	16,196	46,932	53,053
Intangibles amortization	732	756	2,957	3,126
Gross profit	$11,563	$15,201	$47,138	$61,053
Gross profit margin	51.3%	47.3%	48.6%	52.1%

Consolidated:
Revenue	$131,416	$140,991	$495,175	$530,891
Cost of revenue	49,259	58,103	196,551	217,952
Intangibles amortization	1,679	2,689	6,916	8,924
Gross profit	$80,478	$80,199	$291,708	$304,015
Gross profit margin	61.2%	56.9%	58.9%	57.3%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP GROSS MARGIN BY END MARKETS (unaudited)
(in thousands)

	Quarter Ended		Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Neuro:
GAAP Gross Profit	$51,245	$44,411	$179,198	$167,455
Amortization of intangibles	883	980	3,702	4,487
Acquisition charges	(153)	(449)	887	3,383
Recall accrual and remediation efforts	(67)	—	(67)	—
Restructuring and other non-recurring costs	—	159	—	159
Non-GAAP Gross Profit	$51,908	$45,101	$183,720	$175,484
Non-GAAP Gross Margin	64.0%	61.2%	64.0%	62.7%

Newborn care:
GAAP Gross Profit	$17,670	$20,587	$65,372	$75,507
Amortization of intangibles	64	953	257	1,311
Recall accrual and remediation efforts	(425)	163	(996)	1,538
Restructuring and other non-recurring costs	—	(731)	814	118
Non-GAAP Gross Profit	$17,309	$20,972	$65,447	$78,474
Non-GAAP Gross Margin	62.2%	59.6%	59.0%	58.6%

Hearing & balance:
GAAP Gross Profit	$11,563	$15,201	$47,138	$61,053
Amortization of intangibles	732	756	2,957	3,126
Acquisition charges	(6)	10	(6)	60
Recall accrual and remediation efforts	—	—	638	—
Restructuring and other non-recurring costs	—	24	175	49
Non-GAAP Gross Profit	$12,289	$15,991	$50,902	$64,288
Non-GAAP Gross Margin	54.5%	49.7%	52.5%	54.8%

Consolidated:
GAAP Gross Profit	$80,478	$80,199	$291,708	$304,015
Amortization of intangibles	1,679	2,689	6,916	8,924
Acquisition charges	(159)	(439)	881	3,443
Recall accrual and remediation efforts	(492)	163	(425)	1,538
Restructuring and other non-recurring costs	—	(548)	989	326
Non-GAAP Gross Profit	$81,506	$82,064	$300,069	$318,246
Non-GAAP Gross Margin	62.0%	58.2%	60.6%	59.9%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
GEOGRAPHIC REVENUE (unaudited)
(in thousands)

	Quarter Ended		Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Consolidated Revenue:
United States	$79,344	$78,725	$292,400	$300,860
International	52,072	62,266	202,775	230,031
Totals	$131,416	$140,991	$495,175	$530,891

United States	60%	56%	59%	57%
International	40%	44%	41%	43%
Totals	100%	100%	100%	100%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
REVENUE AFTER EXITED PRODUCTS (unaudited)
(in millions)

	Quarter Ended		Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Revenue	$131.4	$141.0	$495.2	$530.9
Newborn care*	(0.4)	(5.3)	(4.5)	(20.6)
Neuro*	(0.1)	(3.4)	(1.2)	(14.3)
Hearing & balance*	(0.1)	(1.5)	(0.1)	(11.3)
Revenue after exited products	$130.8	$130.8	$489.4	$484.7

*Newborn care, Neuro, and Hearing & balance include exited businesses (GND, Neurocom, Medix) and other end of sales products.